UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON MARCH 2, 2016

This proxy statement supplement, dated January 29, 2016 (this “Supplement”), supplements the proxy statement dated January 13, 2016 (the “Proxy Statement”) in connection with the solicitation of proxies by the board of directors (the “Board”) of TE Connectivity Ltd. (the “Company”) for use at the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 2, 2016, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002, Zürich, Switzerland, and at any adjournments or postponements thereof.

The purpose of this Supplement is to provide supplemental information regarding revisions to Agenda Item No. 15 in the Proxy Statement.  Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current and supersedes the different or updated information contained in the Proxy Statement. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

SUPPLEMENTAL DISCLOSURE AND AMENDMENT OF PROPOSAL UNDER AGENDA ITEM NO. 15—APPROVAL OF SHARE CAPITAL REDUCTION FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

The Company has determined to amend the Motion Proposed by the Board of Directors to be voted on by shareholders in Agenda Item No. 15 and the accompanying disclosure in the Proxy Statement, to reduce the number of shares for cancellation that have been purchased by the Company under its share repurchase program, as follows (additional language is underlined, deleted text is struck through):

AGENDA ITEM NO. 15—APPROVAL OF SHARE CAPITAL REDUCTION FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

Our Board of Directors proposes that 31,229,000 ~~34,784,000~~ shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 27, 2014 and ending December 10, 2015 ~~December 25, 2015~~ be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 17,800,530.00 ~~19,826,880.00~~ to CHF 218,216,167.17 ~~216,189,817.17~~. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under “Text of Shareholder Resolution.”

Explanation

The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during the second, third and fourth fiscal quarters of 2015 and a portion of the first fiscal quarter of 2016 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

PricewaterhouseCoopers AG, Zürich, Switzerland, the company’s special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor’s report will be available at the meeting.

The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2016.

Text of Shareholder Resolution

IT IS RESOLVED, that, based on a special auditor report dated March 2, 2016 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the “Swiss Code”), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders’ meeting:

1.     the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs (“CHF”) 236,016,697.17 shall be reduced by the amount of CHF 17,800,530.00 ~~19,826,880.00~~ to CHF 218,216,167.17 ~~216,189,817.17~~ by cancelling 31,229,000  ~~34,784,000~~ registered shares;

2.              it is acknowledged and recorded that according to the report dated March 2, 2016 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders’ meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and

3.              the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version

Art. 4	Art. 4
Share Capital	Share Capital

[1]The Company’s share capital is CHF 236,016,697.17. It is divided into 414,064,381 registered shares with a par value of CHF 0.57 each.	[1]The Company’s share capital is CHF 218,216,167.17  ~~216,189,817.17~~. It is divided into 382,835,381 ~~379,280,381~~ registered shares with a par value of CHF 0.57 each.

Art. 5	Art. 5
Authorized Capital	Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 118,008,348.30 through the issuance of up to 207,032,190 fully paid up registered shares with a par value of CHF 0.57 each.*

[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 109,108,083.30 ~~108,094,908.30~~ through the issuance of up to 191,417,690 ~~189,640,190~~ fully paid up registered shares with a par value of CHF 0.57 each.*

Art. 6	Art. 6
Conditional Share Capital	Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 118,008,348.30 through the issue of a maximum of 207,032,190 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 109,108,083.30 ~~108,094,908.30~~ through the issue of a maximum of 191,417,690 ~~189,640,190~~ registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

*                                         Assumes that the amendments to our articles of association set forth in this agenda item occur after the amendment to our articles of association set forth in Agenda Item No. 14 (authorized capital).

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

Recommendation

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 15.

*              *              *

VOTING MATTERS

There are no changes to the previous proxy/voting instruction card. If you have already voted by Internet or by mail, you do not need to take any action unless you wish to change your vote. Proxies/voting instructions already returned by shareholders (via Internet or mail) will remain valid and will be voted at the Annual Meeting, or at any adjournment or postponement thereof, in the manner indicated unless you revoke your proxy or change your vote before your shares are voted at the Annual Meeting. Shares represented by proxies returned before the Annual Meeting, but for which no voting instructions have been provided, will be voted in accordance with the Board’s recommendations as set forth in the Proxy Statement and in this Supplement. Important information regarding how to vote your shares, revoke your proxy or change voting instructions already given is available in the Proxy Statement under the caption “QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING.”

For assistance please contact MacKenzie Partners, Inc., the proxy solicitor for the Annual General Meeting. The contact information for MacKenzie Partners, Inc. is:

MacKenzie Partners, Inc.

(800) 322-2885 (US callers only)

+1 (212) 929-5500

Email: proxy@mackenziepartners.com (reference TE Connectivity in the subject line)

Thomas J. Lynch Chairman of the Board